Exhibit 5



                         JOINT FILING AGREEMENT

            The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Platinum Entertainment, Inc., dated December 22, 1997, is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934. This Joint Filing Agreement shall br included as an Exhibit to such joint filing.

Dated:  December 22, 1997

                                    SK-Palladin Partners, LP

                                    By:   SK-Palladin Holdings, LP,
                                          its general partner

                                          By:   SK-Palladin Gen Par, Inc.

                                          By:   /s/ Mark J. Schwartz
                                                ----------------------------
                                                Name: Mark J. Schwartz
                                                Title: President and Chief
                                                Executive Officer

                                    SK-Palladin Holdings, LP,

                                    By:   SK-Palladin Gen Par, Inc.

                                          By:   /s/ Mark J. Schwartz
                                                ----------------------------
                                                Name: Mark J. Schwartz
                                                Title: President and Chief
                                                Executive Officer

                                    SK-Palladin Gen Par, Inc.

                                          By:   /s/ Mark J. Schwartz
                                                ----------------------------
                                                Name: Mark J. Schwartz
                                                Title: President and Chief
                                                Executive Officer

                                    /s/ Mark J. Schwartz
                                    ----------------------------------------
                                    Mark J. Schwartz